FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Supplement to Prospectuses and Statement of Additional Information ("SAI") dated July 1, 2020

This information supplements the First American Money Market Funds Prospectuses and SAI dated October 30, 2019. Please retain this supplement for future reference.

The sections in the Prospectuses entitled "More about the Funds—Other Investment Strategies—Securities Lending" and "Fund Management—Investment Advisor—Additional Compensation—Securities Lending Services" and in the SAI entitled "Additional Information Concerning Fund Investments—Lending of Portfolio Securities" are deleted.

FAF-MM-PRO-1